Exhibit 99.1

Verso Paper Corp.

6775 Lenox Center Court

Suite 400

Memphis, TN 38115-4436

For details, contact:

Robert P. Mundy

Senior Vice President and

Chief Financial Officer

T 901-369-4128

robert.mundy@versopaper.com

www.versopaper.com

FOR IMMEDIATE RELEASE

VERSO PAPER CORP. ANNOUNCES

DEBT EXCHANGE OFFER AND CONSENT SOLICITATION AND AMENDMENTS TO

EXISTING DEBT EXCHANGE OFFER AND CONSENT SOLICITATION

MEMPHIS, Tenn. (April 25, 2012) – Verso Paper Corp. (NYSE:VRS) announced today that two of its wholly owned subsidiaries, Verso Paper Holdings LLC and Verso Paper Inc. (together, the “Issuers”), have launched an exchange offer and consent solicitation for their outstanding 11 3/8% senior subordinated notes due 2016 (the “Old Subordinated Notes”). In addition, the Issuers have amended certain terms of the existing exchange offer and consent solicitation for their second priority senior secured floating rate notes due 2014 (the “Old Secured Floating Rate Notes”). The amendments follow the Issuers’ discussions with certain holders of the Old Secured Floating Rate Notes, and the Issuers believe that the amendments will result in holders of greater than a majority in aggregate principal amount of the Old Secured Floating Rate Notes participating in the offer.

New Debt Exchange Offer and Consent Solicitation

The Issuers have launched an offer to issue up to $104,737,500 aggregate principal amount of 11.75% secured notes due 2019 (the “New Notes”) in exchange for up to $157,500,000 aggregate principal amount (the “Tender Cap”) of the Issuers’ outstanding $300,000,000 aggregate principal amount of the Old Subordinated Notes. The New Notes will be issued under the same indenture and will be of the same class as any New Notes issued in the Issuers’ existing exchange offer for the Old Secured Floating Rate Notes.

Simultaneously, the Issuers have commenced a solicitation of consents from the holders of the Old Subordinated Notes to modify certain restrictive covenants in the indenture pursuant to which the Old Subordinated Notes were issued (the “Proposed Amendments”). Holders who tender their Old Subordinated Notes into the exchange offer will be deemed to have given their consents to the Proposed Amendments with respect to those tendered Old Subordinated Notes.

The Old Subordinated Notes and other information relating to the exchange offer and consent solicitation are set forth in the table below.

			Consideration per $1,000.00 Principal Amount of Old Subordinated Notes Tendered
CUSIP/ISIN	Outstanding Principal Amount of Old Subordinated Notes	Tender Cap	Total Consideration if Tendered Prior to or on the Early Tender Date	Exchange Consideration if Tendered after the Early Tender Date
92531XAF9/ US92531XAF96	$300,000,000.00	$157,500,000.00	$665.00 principal amount of New Notes and cash payment of $110.00	$665.00 principal amount of New Notes and cash payment of $60.00

Each holder who validly tenders its Old Subordinated Notes prior to 5:00 p.m., New York City time, on May 8, 2012 (as may be extended, the “Early Tender Date”) will receive, if such Old Subordinated Notes are accepted for exchange pursuant to the exchange offer and subject to the Tender Cap, the total consideration of $665.00 principal amount of New Notes and a cash payment of $110.00 per $1,000.00 principal amount of Old Subordinated Notes tendered, which includes an early tender payment, in cash, of $50.00 per $1,000.00 principal amount of Old Subordinated Notes tendered. Each Holder who does not validly tender its Old Subordinated Notes prior to the Early Tender Date will only receive $665.00 principal amount of New Notes and a cash payment of $60.00 for each $1,000.00 of Old Subordinated Notes tendered and accepted and will not be entitled to receive the $50.00 early tender payment.

The Issuers intend to enter into a supplemental indenture (the “Supplemental Indenture”) to effectuate the Proposed Amendments promptly after the receipt of the requisite consents for the Proposed Amendments. The Supplemental Indenture will be effective immediately upon execution thereof, but the provisions thereof will not be operative until all of the Old Subordinated Notes that have been tendered prior to the date of the Supplemental Indenture have been accepted for payment and paid for in accordance with the terms of the exchange offer and consent solicitation.

The exchange offer and consent solicitation for the Old Subordinated Notes and the effectiveness of the Supplemental Indenture containing the Proposed Amendments are conditioned on (a) the tenders (and associated consents) by holders of more than 50% of the outstanding Old Subordinated Notes and (b) the consummation of the Issuer’s existing exchange offer and consent solicitation for the Old Secured Floating Rate Notes.

The exchange offer and consent solicitation for the Old Subordinated Notes will expire at 11:59 p.m., New York City time, on May 22, 2012, unless extended or earlier terminated (the “Expiration Date”). Tendered Old Subordinated Notes may be validly withdrawn prior to the earlier of (a) the date the Issuers receive the requisite consents and execute the Supplemental Indenture and (b) 5:00 p.m., New York City time, on May 8, 2012, unless extended (such time and date described in (a) or (b), as the same may be extended, the “Withdrawal Deadline”). Tendered Old Subordinated Notes may not be validly withdrawn subsequent to the Withdrawal Deadline. Prior to the Withdrawal Deadline, if a holder withdraws its tendered Old Subordinated Notes, such holder will be deemed to have revoked its consents to the Proposed Amendments and may not deliver consents without retendering its Old Subordinated Notes. After the Withdrawal Deadline, consents to the Proposed Amendments may be validly revoked prior to the execution of the Supplemental Indenture.

Only up to $157,500,000 aggregate principal amount of the Old Subordinated Notes will be accepted by the Issuers. If Old Subordinated Notes with a greater aggregate principal amount are validly tendered and not withdrawn, the Issuers will accept a prorated portion of such Old Subordinated Notes under the terms of the exchange offer and consent solicitation such that the aggregate principal amount of Old Subordinated Notes acquired by the Issuers is $157,500,000. Specifically, if more than $157,500,000 aggregate principal amount of Old Subordinated Notes are tendered prior to the Early Tender Date, the Issuers will accept a prorated portion of the Old Subordinated Notes validly tendered prior to the Early Tender Date, and no Old Subordinated Notes tendered after the Early Tender Date will be accepted. To the extent that less than $157,500,000 aggregate principal amount of Old Subordinated Notes are tendered prior to the Early Tender Date, but more than $157,500,000 aggregate principal amount of Old Subordinated Notes are tendered on or prior to the Expiration Date, the Issuers will accept all Old Subordinated Notes validly tendered prior to the Early Tender Date and a prorated portion of the Old Subordinated Notes validly tendered after the Early Tender Date and on or prior to the Expiration Date.

Subject to the terms and conditions described below, payment of the exchange offer consideration will occur promptly after the Expiration Date. Such payment is currently expected to occur on or about May 25, 2012, unless the Expiration Date is extended or the exchange offer is earlier terminated. In addition, at any time after the Early Tender Date but prior to the Expiration Date, and subject to the terms and conditions described below, the Issuers may accept for exchange Old Subordinated Notes validly tendered on or prior to such time and exchange such notes for the exchange consideration promptly thereafter.

The Issuers may terminate or withdraw the exchange offer and consent solicitation at any time and for any reason, including if certain conditions described in the Exchange Offer Documents (defined below) are not satisfied, subject to applicable law.

Amendments to Existing Debt Exchange Offer and Consent Solicitation

The Issuers also have amended certain terms of their existing exchange offer and consent solicitation for the Old Secured Floating Rate Notes. The amendments follow the Issuers’ discussions with certain holders of the Old Secured Floating Rate Notes, and the Issuers believe that the amendments will result in holders of greater than a majority in aggregate principal amount of the Old Secured Floating Rate Notes participating in the offer.

Initially, holders that validly tendered their Old Secured Floating Rate Notes were entitled to receive the total consideration of $1,000.00 in principal amount of New Notes bearing an interest rate of 9.75% per $1,000.00 in principal amount of Old Secured Floating Rate Notes tendered. The Issuers have now determined that the New Notes issued in the exchange offer will bear interest at a rate of 11.75% per annum rather than 9.75% per annum, and holders that validly tender their Old Secured Floating Rate Notes will be entitled to receive total consideration consisting of $1,000.00 in principal amount of New Notes and a cash payment of $30.00 per $1,000.00 principal amount of Old Secured Floating Rate Notes tendered.

In addition, the New Notes were initially scheduled to mature on February 1, 2019. The Issuers have now determined that the New Notes issued in the exchange offer will mature on January 15, 2019. Additionally, the Issuers’ intend to revise the restricted payments covenant for the New Notes to provide that payments in respect of the Issuers’ existing second-lien notes will be treated in a manner similar to the manner in which payments in respect of the Issuers’ subordinated indebtedness is treated.

Finally, the exchange offer and consent solicitation for the Old Secured Floating Rate Notes will be conditioned on (i) the tenders (and associated consents) by the holders of more than 50% of the Old Secured Floating Rate Notes and (ii) and the consummation of the Issuer’s exchange offer and consent solicitation for the Old Subordinated Notes. All other terms of the New Notes to be issued in exchange for the Old Secured Floating Rate Notes will remain the same, and the New Notes will be issued under the same indenture and be of the same class as the New Notes to be issued in exchange for the Old Subordinated Notes.

In light of the amendments above, the exchange offer and consent solicitation for the Old Secured Floating Rate Notes has been extended for ten business days until 11:59 p.m., New York City time, on May 8, 2012. The exchange offer and consent solicitation for the Old Secured Floating Rate Notes was originally scheduled to expire at 11:59 p.m., New York City time, on April 24, 2012. As of the date hereof, the holders of $19,885,000 aggregate principal amount of Old Secured Floating Rate Notes have tendered their Old Secured Floating Rate Notes and related consents into the exchange offer and consent solicitation. Tendered Old Secured Floating Rate Notes may no longer be withdrawn, except to the extent that the Issuers are required by law to provide additional withdrawal rights.

Except as set forth herein and in the supplement dated as of April 25, 2012, to the Issuers’ confidential offering memorandum and consent solicitation statement dated as of March 28, 2012, and the related consent and letter of transmittal (collectively, the “Old Secured Floating Rate Notes Exchange Offer Documents”) and in Verso’s news release issued on April 11, 2012, the complete terms and conditions of the exchange offer and consent solicitation for the Old Secured Floating Rate Notes remain the same as set forth in the Old Secured Floating Rate Notes Exchange Offer Documents, copies of which were previously distributed to eligible holders of the Old Secured Floating Rate Notes.

If any of the conditions to the exchange offer and consent solicitation for the Old Secured Floating Rate Notes is not satisfied, the Issuers may terminate the exchange offer and consent solicitation and return tendered Old Secured Floating Rate Notes not previously accepted. The Issuers have the right to waive any of the foregoing conditions with respect to the Old Secured Floating Rate Notes. In addition, the Issuers have the right, in their sole discretion, to terminate the exchange offer and consent solicitation at any time, subject to applicable law.

General

This announcement shall not constitute an offer to purchase or a solicitation of an offer to sell any securities. The complete terms and conditions of the exchange offer for the Old Subordinated Notes are set forth in a confidential offering memorandum and consent solicitation statement dated April 25, 2012, and the related consent and letter of transmittal (the “Old Subordinated Notes Exchange Offer Documents”) that are being sent to eligible holders of the Old Subordinated Notes. The exchange offer and consent solicitation for the Old Subordinated Notes is being made only through, and subject to the terms and conditions set forth in, the Old Subordinated Notes Exchange Offer Documents and related materials. The complete terms and conditions of the exchange offer and consent solicitation for the Old Secured Floating Rate Notes are set forth in the Old Secured Floating Rate Notes Exchange Offer Documents that were sent to eligible holders of the Old Secured Floating Rate Notes, as amended to the extent described in this news release and in the news release dated April 11, 2012. The exchange offer and consent solicitation for the Old Secured Floating Rate Notes is being made only through, and subject to the terms and conditions set forth in, the Old Secured Floating Rate Notes Exchange Offer Documents (as amended to the extent described in this news release) and related materials.

The New Notes are being offered in the U.S. only to (1) qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and (2) “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, and outside the United States only to non-U.S. investors pursuant to Regulation S. The New Notes will not initially be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction that is not subject to the registration requirements of the Securities Act or any state securities laws.

Global Bondholder Services Corporation is acting as the Information Agent for the exchange offers. Requests for the Old Subordinated Notes Exchange Offer Documents or the Old Secured Floating Rate Notes Exchange Offer Documents from eligible holders may be directed to Global Bondholder Services Corporation at (212) 430-3774 (for brokers and banks) or (866) 470-3700 (for all others).

Neither the Issuers’ boards of directors nor any other person makes any recommendation as to whether holders of Old Subordinated Notes or Old Secured Floating Rate Notes should exchange such notes, and no one has been authorized to make such a recommendation. Eligible holders of Old Subordinated Notes or Old Secured Floating Rate Notes must make their own decisions as to whether to exchange their notes, and if they decide to do so, the principal amount of the notes to exchange. Eligible holders of Old Subordinated Notes or Old Secured Floating Rate Notes should read carefully the exchange offer documents described above and related materials before any decision is made with respect to the exchange offer and consent solicitation.

About Verso

Based in Memphis, Tennessee, Verso Paper Corp. (“Verso”) is a leading North American producer of coated papers, including coated groundwood and coated freesheet, and specialty products. Verso’s paper products are used primarily in media and marketing applications, including magazines, catalogs and commercial printing applications such as high-end advertising brochures, annual reports and direct-mail advertising.

Forward-Looking Statements

In this news release, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management’s current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. For a discussion of such risks and uncertainties, please refer to Verso’s filings with the Securities and Exchange Commission. Verso assumes no obligation to update any forward-looking statement made in this news release to reflect subsequent events or circumstances or actual outcomes.

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